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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
THOMAS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THOMAS GROUP, INC.
5221 N. O'Connor Boulevard, Suite 500
Irving, Texas 75039-3714

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held June 23, 2004

To the Holders of Common Stock of THOMAS GROUP, INC.:

        Notice is hereby given that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Thomas Group, Inc., a Delaware corporation (the "Company"), will be held at the executive offices of the Company, located at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039, on Wednesday, June 23, 2004 at 9:00 a.m., Dallas, Texas time, for the following purposes:

  (1)
  To elect six persons to serve as directors until the Company's Year 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

  (2)
  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 23, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record of the Company's common stock on the record date are entitled to vote on matters coming before the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be maintained in the Company's offices at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039-3714, for ten days prior to the Annual Meeting.

        Please advise the Company's transfer agent, Computershare Trust Company, Inc. 350 Indiana Street, Suite 800, Golden, Colorado 80401, telephone (303) 262-0600, of any change in your address.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the envelope provided, which requires no postage if mailed within the United States.

        If you receive more than one proxy card because your shares are registered in different names or at different addresses, each such proxy card should be signed and returned to ensure that all of your shares will be voted. All registered holders should sign the proxy card exactly as the shares are registered. Any person giving a proxy has the power to revoke it at any time prior to the voting of the proxy and, if you are present at the Annual Meeting, you may withdraw your proxy and vote in person.

                      By Order of the Board of Directors,

                      JAMES T. TAYLOR
                       Chief Executive Officer

Irving, Texas
May 5, 2004

THOMAS GROUP, INC.
5221 N. O'Connor Boulevard
Suite 500
Irving, Texas 75039-3714

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 23, 2004

        The enclosed form of proxy is solicited by the Board of Directors (the "Board") of Thomas Group, Inc. (the "Company") in connection with the Annual Meeting of Stockholders to be held on June 23, 2004 (the "Annual Meeting").

        As stated in the notice to which this proxy statement is attached, matters to be acted upon at the Annual Meeting include (1) the election to the Board of six directors to serve as directors until the Company's 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified, and (2) the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Management does not intend to present any business at the Annual Meeting for a vote, other than the matters in the notice, and has no information that others will do so. If other matters requiring a vote of the stockholders are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them according to their judgment on those matters.

        All holders of record of shares of the Company's common stock, par value $.01 per share, at the close of business on April 23, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had outstanding 9,655,662 shares of common stock. Each share of common stock is entitled to one vote. The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present, stockholders entitled to vote and present either in person or represented by proxy at the Annual Meeting have the power to adjourn the meeting from time to time without notice until a quorum is present or represented. In that case, the persons named in the accompanying form of proxy intend to vote the shares represented by the proxies held by them for an adjournment. If your shares of common stock are voted against the nominees for director, however, the proxy holders will not use their discretion to vote your shares in favor of any adjournment or postponement of the Annual Meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

        A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting, provided a quorum is present, is required for the election of directors.

        With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld and abstentions will be excluded entirely from the vote and will have no effect on the outcome of the election of directors. Brokers who hold shares in street name for customers and do not receive voting instructions from such customers are entitled to vote on the election of directors. Under applicable Delaware law, a broker non-vote resulting from the failure to deliver voting instructions to a broker will have no effect on the election of directors.

        The shares of common stock represented by each signed proxy will be voted in accordance with the instructions given on the proxy. If a signed proxy is received but no instructions are indicated, the proxy will be voted as follows:

  •
  FOR the six nominees to the Company's board of directors named in this proxy statement; and

  •
  at the discretion of the persons named in the proxy on any other business that may properly come before the Annual Meeting.

        Any stockholder has the unconditional right to revoke his or her proxy at any time before it is voted. Any proxy given may be revoked either by (1) a written notice duly signed and delivered to the Secretary of the Company prior to the voting of the proxy, (2) executing a later-dated proxy, or (3) voting in person at the Annual Meeting (although attending the Annual Meeting without executing a ballot or executing a later-dated proxy will not constitute revocation of a proxy).

        This proxy statement and the enclosed proxy card are being mailed on or about May 5, 2004.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

        The Company's bylaws provide that the number of directors that shall constitute the entire Board shall not be less than one and shall be fixed from time to time exclusively by the Board. The Board has set the number of directors at six. The six nominees for director listed below will stand for election at the 2004 Annual Meeting for a one year term of office expiring at the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Three of the nominees of the Board, Messrs. Freytag, Harper and Mathis, are "independent" as such term is defined by the Securities and Exchange Commission.

        In a meeting of the Board on December 12, 2003, the Board decided not to extend the contract of its then CEO John R. Hamann. Mr. Hamann served as CEO of the Company through the end of his contract, which expired on January 12, 2004. Mr. Hamann resigned from the Board and as President effective January 13, 2004. On January 13, 2004 the Board elected James T. Taylor, President and CEO. On February 11, 2004 the Board elected Mr. Taylor director. On April 21, 2004 the Board elected Jimmy C. Houlditch director.

        The following table sets forth certain information as to the nominees for directors of the Company:

Name	Age	Positions and Offices With the Company	Director Since
John T. Chain, Jr.	69	Chairman of the Board	1995
Richard A. Freytag	70	Director	1997
Charles M. Harper	76	Director	2003
Jimmy C. Houlditch	68	Vice President, President North America Region, Director	2004
David B. Mathis	65	Director	1998
James T. Taylor	57	President, CEO, Director	2004

        While it is not anticipated that any of the nominees will be unable to serve, if any nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the Board or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy.

The Board unanimously recommends a vote FOR each of the six nominees named above. Proxies executed and returned will be so voted unless contrary instructions are indicated on the proxy card.

EXECUTIVE OFFICERS AND DIRECTORS

        The following gives certain information regarding the business experience of the directors and executive officers of the Company.

        James T. Taylor, 57, has been President and CEO since January 2004 and a director since February of 2004. Mr. Taylor joined the Company in 2001 as Vice President and Chief Financial Officer. From 1997 to 2001, Mr. Taylor served as President of the Chancellor Group, a Dallas, Texas management consulting firm, where he assisted companies in restructuring, raising funds and completing initial public offerings. From 1995 to 1997, Mr. Taylor served as Vice President for Overhill Farms Corporation and led in the creation of its Food Group division. From 1986 to 1993, Mr. Taylor served as President and Chief Executive Officer for Elcon Industries, a privately held manufacturer/distributor of after market automotive accessories. Mr. Taylor also was a partner with Coopers & Lybrand (currently PriceWaterhouseCoopers) in both the Los Angeles and Dallas offices. Mr. Taylor is a licensed CPA and a member of Financial Executive Institute and Financial Executive Network Group.

        Jimmy C. Houlditch, 68, joined the Company in 1996 and currently serves as Vice President and President of the North America Region. Mr. Houlditch was elected director in April 2004. Prior to joining the Company, Mr. Houlditch served as Corporate Vice President of Manufacturing and Productivity for Allied Signal Corporation, and as Chief Operating Officer for Allied Signal's Gas Turbine Company. He was previously with Texas Instruments Semiconductor as Senior Vice President of Automation, Quality and Worldwide Product Rationalization, and Senior Vice President of Operations for Texas Instruments' Defense Systems Electronics Company.

        General John T. Chain, Jr.    was elected director of the Company in 1995 and as Chairman of the Board in May 1998. General Chain served as President of Quarterdeck Equity Partners, Inc., a company involved in the acquisition of suppliers to the defense and aerospace industry from 1996 until early 2003. General Chain served from 1991 until early 1996 as Executive Vice President for Burlington Northern Santa Fe Corporation. From 1986 to 1991, General Chain was Commander in Chief of the U.S. Strategic Air Command. General Chain currently serves on the board of directors for Kemper Insurance Companies, Northrop Grumman Corporation, R.J. Reynolds, and ConAgra Foods, Inc.

        Richard A. Freytag was elected director of the Company in 1997. Mr. Freytag served as President of Citicorp Banking Corporation from 1984 until 1989, when he was appointed Chief Executive Officer. Mr. Freytag retired as an officer of Citicorp Banking Corporation in 1996 and remained both as an outside director and as vice chairman until January 1, 1998, when he retired as a director.

        David B. Mathis was elected director of the Company in 1998. Mr. Mathis serves as Chairman and Chief Executive Officer of Kemper Insurance Companies, which has operations in commercial and personal insurance, risk management, and reinsurance. Mr. Mathis' long career with Kemper has included executive assignments with both Kemper Insurance Companies and Kemper Corporation, its former publicly owned affiliate. Mr. Mathis also serves on the board of directors of IMC Global Inc.

        Charles M. Harper was elected director of the Company in 2003. Mr. Harper served as Chairman of the Board and Chief Executive Officer of RJR Nabisco, Inc. from 1993 until his retirement as Chief Executive Officer in 1995, and as Chairman of the Board in 1996. Prior to this Mr. Harper served as Chief Executive Officer of ConAgra, Inc. from 1975 to 1992. Mr. Harper retired from ConAgra, Inc. as Chairman of the Board and Chief Executive Officer in 1992. Prior to joining ConAgra, Inc. Mr. Harper served 20 years with the Pillsbury Company and has spent five years of his career with General Motors Corporation.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

        The Board has established five committees: Audit Committee, Nominating Committee, Corporate Governance Committee, Compensation Committee and Strategic Planning Committee.

        The Audit Committee was composed of Mr. Freytag, who served as the chairman, Mr. Mathis, and, since his election to the Board on April 9, 2003, Mr. Harper and Mr. Dykes, until his decision not to stand for re-election on June 12, 2003. The Audit Committee met four times during the fiscal year ended December 31, 2003. The Audit Committee monitors and makes recommendations to the Board on matters pertaining to the financial management of the Company, including monitoring the adequacy and effectiveness of the internal and external audit functions, control systems, financial accounting and reporting, and adherence to applicable legal, ethical and regulatory requirements. The Audit Committee also reviews the financial performance and cash flow of the Company and makes recommendations on financial matters such as capital expenditures and dividend policy.

        The Nominating Committee was composed of Mr. Mathis, who served as the chairman, and Messrs. Chain, Freytag, and, since his election to the Board on April 9, 2003, Mr. Harper and Mr. Dykes, until his decision not to stand for re-election June 12, 2003. The Nominating Committee met four times during the fiscal year ended December 31, 2003. The Nominating Committee determines appropriate qualifications for membership on the Board, reviews and evaluates new candidates for election to the Board, reviews and evaluates individual performance of members of the Board and reviews and evaluates candidates for re-election to the Board. The rules of the Securities and Exchange Commission require that the Company, because it is not listed in any national securities exchange, must choose a definition of director "independence" for purposes of determining which directors are independent. The Company has chosen to follow the definition of independence as determined by The Nasdaq National Market. Pursuant to Nasdaq's definition, each of the members of the Nominating Committee, except General Chain, are considered independent. The Board has determined that, despite the fact that General Chain is not considered independent for this purpose, he nonetheless is an important addition to the Nominating Committee by virtue of his experience and qualifications and his personal interest in the success of the Company and is considered to be a valuable member of the Nominating Committee.

        The Compensation Committee was composed of Mr. Mathis, who served as the chairman, Mr. Dykes, who served as Chairman until his decision not to stand for re-election on June 12, 2003, and Messrs. Chain, Freytag and, since his election to the Board on April 9, 2003, Mr. Harper. The Compensation Committee met five times during the fiscal year ended December 31, 2003. The Compensation Committee establishes an executive compensation policy, determines the annual and long-term compensation of the Company's executive officers, reviews the compensation of directors and members of committees of the Board, administers the Company's employee and director stock option and incentive plans, determines which individuals should receive grants or options under such plans and reviews and submits to the Board recommendations concerning new executive compensation, incentive or stock option plans.

        The Corporate Governance Committee was composed of Mr. Mathis, who served as the chairman, Mr. Dykes, who served as Chairman until his decision not to stand for re-election on June 12, 2003, and Messrs. Chain, Freytag and, since his election to the Board on April 9, 2003, Mr. Harper. The Corporate Governance Committee met four times during the fiscal year ended December 31, 2003. The Corporate Governance Committee provides an orientation for new Board members on the business of the Company and the operations of the Board and its committees, recommends to the Board the size and composition of the Board and the number and schedule of Board meetings, recommends to the Board all committee assignments, reviews and evaluates the effectiveness of communication between management and the Board, reviews and evaluates corporate indemnification provisions and directors and officers insurance, reviews and evaluates the functioning of the Board and the fulfillment of its legal duties and reviews management's recommended slate of officers for election by the Board.

        The Strategic Planning Committee formed at a meeting of the Board on April 9, 2003, was composed of Mr. Harper, who served as the Chairman, and Messrs. Chain, Freytag and Mathis. The Strategic Planning Committee met four times during the fiscal year ended December 31, 2003. The

Strategic Planning Committee studies issues related to the Company's operations and external factors, which may affect the Company's future performance and makes recommendations to the Board regarding the future direction of the Company.

        The Board held 7 meetings during the fiscal year ended December 31, 2003. All of the directors attended at least 75% of the meetings of the Board and its committees on which they served.

        The Company does not have a policy with respect to attendance by the directors at annual meetings of stockholders. Last year all members of the Board attended the annual meeting. Each member of the Board has indicated his intent to attend the 2004 Annual Meeting.

Communication With Directors

        The Board does not provide a formal process by which stockholders may send communications to the Board The Company is small and two stockholders own approximately 62% of its voting securities. Consequently, the Board does not believe it is necessary to formalize such a communication process. However, stockholders may communicate with the Company or request information at any time by contacting Investor Relations at (800) 826-2057.

Code of Ethics for Financial Officers

        The Board has adopted a Code of Business Conduct and Ethics that applies to all employees, including those officers responsible for financial matters. The Code of Business Conduct and Ethics may be accessed through the Company's website at www.thomasgroup.com. Any amendments to or waivers of the Code of Ethics will be promptly disclosed on the Company's website. Any stockholder may request a printed copy of the Code of Ethics by contacting Investor Relations at (800) 826-2057.

PROCEDURES FOR DIRECTOR NOMINATIONS

        The members of the Board have each served in that capacity for a number of years, other than Messrs. Taylor and Houlditch, who are also officers of the Company. No replacement of these directors is contemplated. As discussed above, the Company has a standing Nominating Committee. The Nominating Committee operates pursuant to a written charter governing the nomination process.

        The Company's Bylaws provide that a stockholder may nominate a person for election as a director at an annual meeting if written notice of the stockholders' intent to make the nomination has been given to the Secretary of the Company not less than thirty (30) days but not more than sixty (60) days prior to the meeting, or, if later, the tenth day following the first public announcement of the date of the annual meeting.

        The Bylaw provision also requires that any such notice set forth, among other things, the name and address of the stockholder giving the notice, as it appears on the Company's books and records, and the class and number of shares of capital stock of the Company owned by such stockholder. Such notice must also contain such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board. Such notice must also be accompanied by the written consent of the person being nominated to the naming of that person in the proxy statement for such year's Annual Meeting as a nominee and to serve as a director if elected. The chairman of the Annual Meeting shall, if facts warrant, determine and declare to the Annual Meeting that a nomination has not been made in accordance with these procedures and if the chairman should so determine, he shall so declare to the Annual Meeting and the defective nomination shall be disregarded. No stockholder has nominated a candidate for election to the Board at the Annual Meeting.

        In the event that a stockholder meeting the requirements and following the procedures of the Bylaws were to propose a nominee, or if a vacancy occurs as a result of an increase in the number of directors, the Board will identify candidates with superior qualifications and personally interview them, and if appropriate, arrange to have members of management interview such candidates. Preferred candidates would display the highest personal and professional character and integrity and have outstanding records of accomplishment in diverse fields of endeavor. Candidates should have demonstrated exceptional ability and judgment and have substantial expertise in their particular fields. Candidates with experience relevant to the Company's business would be preferred. The Board, upon evaluation and review of the candidates, would determine who to recommend to the stockholders for approval at an annual meeting or to fill any vacancy. The Board would use the same criteria for evaluating nominees recommended by stockholders as for those referred by management or any director. The Company does not pay and does not anticipate paying any fees to third parties for identifying or evaluating candidates for director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of April 15, 2004, by (1) each director and named executive officer of the Company, (2) all officers and directors of the Company as a group, and (3) all persons who are known by the Company to be beneficial owners of 5% or more of the Company's outstanding common stock.

Name and Address of Beneficial Owner	Shares Owned(1)		Percent of Class
John T. Chain, Jr.	3,253,531	(2)	33.7
Richard A. Freytag	33,956	(3)	*
David B. Mathis	18,781	(4)	*
Charles M. Harper	30,000		*
James T. Taylor	300,500	(5)	3.1
Jimmy C. Houlditch	38,642	(6)	*
All officers and directors as a group (6 persons)	3,675,410	(7)	38.1
Edward P. Evans 712 Fifth Avenue New York, NY 10019	3,586,807	(8)	37.1
Barron Partners LP 730 Fifth Avenue, 9th Floor New York, NY 10019	564,800		5.8

*
Indicates less than one percent (1%).

(1)
Except as otherwise indicated, the persons named in the table possess sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Beneficial ownership as reported in the above table has been determined according to Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The amounts shown in the table include shares of common stock issuable upon exercise of outstanding options, warrants and stock appreciation rights exercisable within 60 days of April 15, 2004. Except as otherwise noted, the address of the named individuals is 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039-3714.

(2)
Includes 11,932 shares of common stock issuable upon exercise of outstanding options and warrants for 434,899 shares of common stock exercisable within 60 days of April 15, 2004.

(3)
Includes 7,077 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of April 15, 2004.

(4)
Includes 1,902 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of April 15, 2004.

(5)
Includes 201,149 shares of common stock issuable upon exercise of outstanding options and 99,351 stock appreciation rights exercisable within 60 days of April 15, 2004.

(6)
Includes 31,642 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of April 15, 2004.

(7)
The amount shown includes a total of 253,702 shares of common stock issuable upon exercise of outstanding options, warrants for 434,899 shares of common stock and 99,351 stock appreciation rights exercisable within 60 days of April 15, 2004.

(8)
Includes warrants for 434,899 shares of common stock exercisable within 60 days of April 15, 2004.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth the total compensation paid or accrued by the Company for services rendered during each of the three years ended December 31, 2003 to (1) the Company's then-current Chief Executive Officer and (2) the four other most highly compensated executive officers (collectively, the "named executive officers") whose total cash compensation for the year ended December 31, 2003 exceeded $100,000.

		Annual Compensation				Long-Term Compensation Awards
Name & Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Securities Underlying Options	All Other Compensation ($)
John R. Hamann, President, Chief Executive Officer	2003 2002 2001	455,208 318,750 412,467	— 50,000 212,500	303,684 15,400 16,467	(1) (3) (3)	400,000 100,000 100,000	3,147 2,280 276,088	(2) (6) (4)
James T. Taylor Executive Vice President and Chief Financial Officer	2003 2002 2001	293,750 182,813 187,500	— 50,000 90,000	173,732 7,200 6,000	(5) (3) (3)	175,000 75,000 105,000	867 — 1,050	(7) (7)
G. Toby Marion President, Asia/Pacific Region	2003 2002	345,208 296,565	— 175,000	7,200 6,948	(3) (3)	— 100,000	867 —	(7)
Jimmy C. Houlditch, Vice President and President, North America Region	2003 2002 2001	420,923 351,096 396,808	701,159 50,000 150,000	7,226 7,200 7,200	(8) (3) (3)	— — 100	867 — —	(7)

(1)
Mr. Hamann resigned effective January 13, 2004. Represents car allowance of $18,200, appreciation of common stock issuable upon exercise of outstanding options of $127,089 and appreciation of stock appreciation rights of $158,395.

(2)
Represents term life insurance for the benefit of such officer, which was paid by the Company of $2,280 and the Company's contribution to such officers account under the Company's 401(k) Plan of $867.

(3)
Mr. Marion resigned effective January 31, 2004. Represents car allowances for the benefit of the named executive officers.

(4)
Consists of relocation costs paid by the Company of $161,321 for real estate closing costs, $81,126 of housing expense related to a former residence, $17,126 of loan interest forgiveness and $13,185 of other relocation expense. In addition, $2,280 with respect to term life insurance for the benefit of such officer that was paid by the Company and $1,050, which represents the Company's contribution to such officers account under the Company's 401(k) Plan.

(5)
Represents car allowance of $7,200, appreciation of common stock issuable upon exercise of outstanding options of $74,136 and appreciation of stock appreciation rights of $92,396.

(6)
Represents term life insurance for the benefit of such officer, which was paid by the Company.

(7)
Represents the Company's contribution to such officer's account under the Company's 401(k) Plan.

(8)
Represents car allowance of $7,200 and appreciation of common stock issuable upon exercise of outstanding options of $26.

Stock Option/SAR Grants

        The following table provides information concerning the grant of stock options and stock appreciation rights during the year ended December 31, 2003 to the named executive officer.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Number of Securities Underlying Options/SARs Granted		% of Total Options/SARs Granted to Employees in Fiscal Year
Name					Exercise Price ($/Sh)	Expiration Date
							5%			10%
John R. Hamann—	Options Options SARs	100,000 129,683 170,317	(2) (2) (2)	17.39 22.55 29.62	0.40 0.37 (3)	1/12/05 1/12/05 1/12/05	$ $ $	104,428 139,315 174,451	(5) (5) (5)	$ $ $	118,510 157,578 198,436	(5) (5) (5)
James T. Taylor—	Options SARs	75,649 99,351		13.16 17.28	0.37 (3)	11/11/12 (4)	$ $	133,434 170,273	(5) (5)	$ $	229,050 295,848	(5) (5)

(1)
Potential realizable value is the amount that would be realized upon exercise by the named executive officer of the options immediately prior to the expiration of their respective terms, assuming the specified compound annual rates of appreciation on the Company's common stock over the respective terms of the options. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises depend on the future performance of the common stock and overall market conditions. There can be no assurances that the potential values reflected in this table will be achieved.

(2)
These options and SARs are 100% vested and expire on January 12, 2005.

(3)
The exercise price of the SARs is the difference between $0.42 and the fair market value of a share of common stock, as adjusted at the end of each fiscal quarter.

(4)
SARs expire three months following the date upon SAR holder ceases to be an employee of the Company other than by reason of death, retirement or disability (as each such term is defined in the Company's 1997 Stock Option Plan (the "Plan") or if the SAR holder ceases to be an employee due to death, retirement or disability, the dates set forth in Article 9 of the Plan.

(5)
For purposes of this table, the value of the common stock is $1.31 per share, the average high and low sale prices of the common stock on December 31, 2003 as reported on the OTC Bulletin Board.

Option Exercises and Holdings

        The following table provides information related to the number and value of options held by the named executive officers of the Company at December 31, 2003. None of the named executive officers exercised any options during the year ended December 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND
FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options/SARs Exercisable/Unexercisable	Value of Unexercised In-The-Money Options Exercisable/Unexercisable(1)
John R. Hamann	—	—	500,000/100,000	$273,484
James T. Taylor	—	—	300,500/54,500	$159,532
Jimmy C. Houlditch	—	—	31,642/20,000	(2)

(1)
For purposes of this table, the value of the common stock is $1.31 per share, the average of the high and low sale prices of the common stock on December 31, 2003 as reported on the OTC Bulletin Board.

(2)
Less than $1,000.

Employment Agreements of Certain Executive Officers

        The Company employs Mr. Taylor under an amended employment agreement dated December 21, 2002. The Company is currently drafting a new employment agreement for Mr. Taylor due to his appointment as President and CEO effective January 13, 2004. The Company employs Mr. Houlditch under an amended employment agreement, dated August 12, 2003.

        Mr. Taylor's employment agreement remains in effect until terminated in accordance with the provisions contained in the agreement. Mr. Taylor is currently compensated at the rate of $31,250 per month. Under Mr. Taylor's employment agreement he is eligible to receive, with respect to each fiscal year of the Company during Mr. Taylor's employment, an amount set forth in the Company's Incentive Compensation Plan if and only if the Company achieves certain annual revenue and earnings targets established by the Company, in its sole discretion. Mr. Taylor's employment contract may be terminated by the death of Mr. Taylor, the disability or resignation for "Good Reason" of Mr. Taylor, termination by the Company with or without cause or upon the occurrence of a "Change of Control". A "Change of Control" includes events such as the sale of specified percentages of the Company's voting stock, a sale of substantially all of the Company's assets and similar transactions. "Good Reason" under Mr. Taylor's agreement is defined to include a material breach of the agreement by the Company or its successor or diminishment of Mr. Taylor's base salary or duties and responsibilities as Chief Financial Officer.

        In the event of termination within 13 months of the effective date of a "Change of Control", Mr. Taylor's employment is terminated by the Company without cause or by Mr. Taylor for "Good Reason", Mr. Taylor will, within 30 days following the date of termination, receive the following severance benefits: (a) a lump sum amount equal to two times the sum of his Base Salary (as defined in the employment agreement) as set and/or approved by the Board, plus an additional amount equal to the greater of two times the incentive compensation actually paid to Mr. Taylor for the Company's prior Fiscal Year (as defined in the employment agreement) or two times the target incentive compensation for the current Fiscal Year, subject to applicable tax withholding and (b) the vesting and exercisability of all unvested, outstanding options to purchase Common Stock then held by Mr. Taylor will be fully accelerated.

        Mr. Houlditch's agreement, dated August 12, 2003, but effective January 1, 2003 has a term of two years ending December 31, 2004. Mr. Houlditch's agreement provides for a base salary of $425,000 for each of the calendar year 2004 and 2003, respectively. Mr. Houlditch is eligible to receive commissions on sales between three and five percent during calendar year 2004 and 2003, with all unpaid commissions due in full on December 31, 2004. During the term of this agreement Mr. Houlditch is not entitled to participate in the Company's incentive compensation plan.

        This agreement shall automatically terminate upon the death of Mr. Houlditch or upon his disability provided he is unable to perform his essential functions under the agreement for a period of three consecutive months. The Company may terminate the agreement for "Cause" due to the Board's determination that Mr. Houlditch has committed an illegal act, an act of gross negligence or willful misconduct that has or would reasonably be expected to have a material adverse effect on the business affairs of the Company. Mr. Houlditch may terminate this agreement for "Good Reason." "Good Reason" means, without Mr. Houlditch's prior written consent any one or more of the following: (a) any action by the Company that results in a diminution of Mr. Houlditch's position, authority, duties or responsibilities, and (b) following the date of a "Change of Control", at Mr. Houlditch's sole discretion, determines that the relationship with the Company or any successor company has deteriorated such that he is no longer able to effectively carry out his duties or his continued employment with the Company has become untenable. For purposes of this agreement, a "Change in Control" means and shall be deemed to have occurred if any person, entity or group gains control of the Company within the meaning set forth in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, other than certain situations regarding the Company, its employees and stockholders.

Directors' Compensation

        Beginning with the second quarter of 2002 and continuing through the first quarter of 2003, the Board decided that no directors' compensation would be paid to any non-employee director. As of the second quarter of 2003, with the exception of the Chairman of the Board, each non-employee director serving for the entirety of calendar year 2003 earned three quarterly cash payments of $6,250. In 2003, General Chain, Chairman of the Board, earned three quarterly cash payments of $12,500 per quarter beginning with the second quarter of 2003. In addition, all directors were reimbursed for their out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings. No additional amounts are payable for committee participation or special assignments. Directors who are employees of the Company did not receive any compensation in their capacity as directors.

Compensation Committee Interlocks and Insider Participation

        Compensation decisions with respect to the executive officers of the Company are made by the Compensation Committee (the "Committee"), which is comprised of Mr. Mathis, who served as the chairman, Mr. Dykes, who served as Chairman until is decision not to stand for re-election on June 12, 2003, and Messrs. Chain, Freytag and, since his election to the Board on April 9, 2003, Mr. Harper. From July 1997 to July 1998, Mr. Dykes served a one-year appointment as Executive Vice President of Corporate Development for the Company. Mr. Mathis serves as Chairman and Chief Executive Officer of Kemper Insurance Companies. The Company paid insurance premiums of approximately $154,000 to Kemper Insurance Companies during 2003, primarily for workers compensation, international, property and casualty and automobile coverage.

Report of the Compensation Committee on Executive Compensation

  Compensation Philosophy

        The Committee works with senior management to develop and implement the Company's executive compensation philosophy. Generally, the Company's philosophy on executive compensation has been to provide base cash compensation and to provide additional incentive compensation in the form of cash bonuses and grants of options based on the realization of stated objectives, expected to result in improvements in total stockholder return. Stated another way, the Company's executive compensation policy is based on pay-for-performance.

  Executive Compensation

        During 2003, Mr. Hamann, the Company's then Chief Executive Officer, Mr. Taylor, Mr. Marion and Mr. Houlditch received base compensation related primarily to competitive factors and the level of their responsibilities. Mr. Houlditch also received incentive compensation based on sales commissions earned under his amended employment agreement.

        Effective January 1, 1999, the Company adopted an Executive Incentive Compensation Plan covering the Chief Executive Officer, the Chief Financial Officer and the Regional Presidents. Under this plan, financial performance measures were to be set at the beginning of each fiscal year. For each fiscal year since 1999, performance for each participant was measured by the amount of revenue generated by the Company and the return on revenue.

        The incentive plan was modified in 2000, such that the incentive awards for the Chief Executive Officer and Chief Financial Officer are based solely on consolidated corporate performance for each measure. The incentive awards for the Regional Presidents are based on consolidated corporate performance and individual regional performance, weighted equally. Each incentive plan participant must meet a minimum threshold level of performance on both measures before any award could be paid to the participant.

        The Committee endorses the view that equity ownership by management is beneficial in aligning management and stockholders' interests in the enhancement of stockholder value. The Company's equity-based compensation plans facilitate equity ownership by management.

        In granting stock options under the Company's stock option plans, the Committee considers the total number of shares available for future grants, prior grants outstanding and estimated requirements for future grants. Option grants to management, with the exception of grants to the Chief Executive Officer, generally are proposed to the Committee by the Chief Executive Officer. The Committee then discusses with the Chief Executive Officer his proposals and recommendations, each participant's position and scope of responsibilities, the strategic and operational goals of the Company, and the expected future performance of each participant to achieve these goals. Awards granted to the Chief Executive Officer are determined separately by the Committee based on the same criteria as grants to other management, as well as the Committee's perception of the Chief Executive Officer's expected future contributions to the Company's achievement of its long-term performance goals.

        As the Company moves forward in its efforts to create stockholder value in the years ahead, the Committee will continue to review, monitor and evaluate the Company's program for executive compensation to ensure that it is internally effective in support of the Company's strategy, is competitive in the marketplace to attract, retain and motivate the talent needed to achieve the Company's objectives, and appropriately rewards the creation of value on behalf of the Company's stockholders.

        Respectfully submitted,

  Compensation Committee

        David B. Mathis, Chairman
Gen. John T. Chain, Jr.
Richard A. Freytag
Charles M. Harper

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is appointed by the Board and operates pursuant to a formal written charter that was amended and restated by the Board in April 2004. The Amended and Restated Audit Committee Charter is attached to this proxy statement as Appendix A. The Audit Committee charter provides that the Audit Committee shall have at least three directors, all of whom are independent as defined by the Securities and Exchange Commission and the rules of Nasdaq. Each of Messrs. Freytag, Harper, Mathis and Mr. Dykes, until his decision not to stand for reelection on June 12, 2003, are considered independent.

        In addition, the Board has determined that Mr. Freytag is an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission.

        The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for conducting an audit and based on that audit, expressing an opinion on the Company's consolidated financial statements.

        In this context, the Audit Committee has reviewed the audited consolidated financial statements and the quarterly condensed consolidated financial statements for 2003, and has discussed the financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and discussed with the auditors their independence from the Company and its management. Additionally, the Audit Committee has recommended to the Board the selection of Hein & Associates LLP ("Hein & Associates") for the audit of the 2004 financial statements.

        Management is responsible for the Company's financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or its responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

        Based on the Audit Committee's discussions with management and Hein & Associates, the Audit Committee's review of the representations of management, and the report of Hein & Associates, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

        Respectfully submitted,

        Audit Committee

        Richard A. Freytag, Chairman
David B. Mathis
Charles M. Harper

COMPARISON OF TOTAL STOCKHOLDER RETURNS

        The following graph sets forth the Company's total stockholder return as compared to The NASDAQ Stock Market (US) Index and an index of companies having a market capitalization of $10.0 million to $20.0 million, over the period beginning January 1, 1999 and ending December 31, 2003. The total stockholder return assumes $100 invested at the beginning of the period in the Company's common stock, The NASDAQ Stock Market (US) Index and the index of companies having a market capitalization of $10.0 million to $20.0 million. The Company has chosen an index of companies having a market capitalization of $10.0 million to $20.0 million for the following reasons: this is the historical market capitalization range for the Company's common stock, the stock price performance for companies in that range tends to react to market forces in a similar fashion, and the Company has no true public company peer group.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG THOMAS GROUP, INC.,

THE NASDAQ STOCK MARKET (US) INDEX AND PEER GROUP INDEX

	12/31/98	12/31/03	12/31/99	12/31/00	12/31/01	12/31/02
Thomas Group, Inc.	100.00	109.76	50.00	21.95	4.39	13.17
Peer Group Index	100.00	126.61	48.01	33.96	23.30	26.81
NASDAQ Market Index	100.00	176.37	110.86	88.37	61.64	92.68

Assumes $100 Invested on January 1, 1999
Assumes Dividend Reinvested Through December 31, 2003

CERTAIN TRANSACTIONS

        Effective July 1, 2003, the Company entered into a consulting agreement with its Chairman, General John T. Chain, Jr. The Company will pay Mr. Chain $100,000 annually, in quarterly installments, in return for his services with regards to sales, marketing and financial strategies. The agreement expires June 30, 2005.

        On December 31, 2003, the Company entered into a consulting agreement with its former Chief Executive Officer, John R. Hamann. Effective January 13, 2004, the Company agreed to pay a total of $450,000 to Mr. Hamann in return for his services as an advisor to the Chairman of the Board and seeking out new business for the Company. Monthly payments of $37,500 are required until expiration of this agreement on January 12, 2005. In addition, the Company will pay Mr. Hamann a commission of five percent of the value on any new U.S. commercial business for the Company for clients identified by Mr. Hamann prior to January 13, 2005 and which leads to business under contract prior to July 13, 2005. Non-compete and other covenants were re-affirmed and carried into the consulting agreement. The Company intends to monitor Mr. Hamann's progress under the consulting agreement on a regular basis.

        A family member of John R. Hamann, the Company's former Chief Executive Officer, performed, on a contract basis, marketing services during 2003, 2002 and 2001. Fees and expenses related to these services were $30,000 in 2003, $92,000 in 2002 and $187,000 in 2001.

        On February 19, 2004, the Company entered into consulting and severance agreements with its former Asia/Pacific region president, Mr. G. Toby Marion. Under the consulting agreement, effective May 1, 2004, the Company agreed to pay $408,750, payable in nine installments of $43,750 per month beginning May 31, 2004 and one installment of $15,000 payable in January 2005. Mr. Marion will consult and advise the Company on doing business in Asia. The consulting agreement expires January 31, 2005. Non-compete and other covenants were re-affirmed and carried into the consulting agreement. The Company intends to monitor Mr. Marion's progress under the consulting agreement on a regular basis. Under the severance agreement, the Company agreed to pay Mr. Marion $131,250, payable in three installments of $43,750 in each of February, March and April 2004.

        Mr. Mathis serves as Chairman and Chief Executive Officer of Kemper Insurance Companies. The Company paid insurance premiums of approximately $154,000 to Kemper Insurance Companies during 2003, primarily for workers compensation, international, property and casualty and automobile insurance coverage.

SECTION 16(a) REPORTING

        Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and to furnish to the Company copies of such reports. Based solely on the review of copies of the forms received, the Company believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% stockholders were complied with, except for: one Form 4 for each of Mr. Taylor and Mr. Hamann relating to stock option and SAR grants in November 2002 and January 2003.

INDEPENDENT AUDITORS

        The firm of Hein & Associates, independent auditors, has been selected by the Board to serve as the Company's auditors for the fiscal year ending December 31, 2004. A representative of Hein & Associates is expected to be present at the Annual Meeting in order to make a statement if he so desires and to respond to appropriate questions.

AUDIT FEES

        All of the services rendered by Hein & Associates, during 2003, and the Company's former independent auditor Ernst & Young LLP ("Ernst & Young"), during 2003 and 2002, are pre-approved by the Audit Committee. Hein & Associates has or is expected to provide services to the Company in the following categories and amounts:

	Calendar Years
	2003	2002
Audit fees(1)	$173,262	$206,713
Audit related fees(2)	$9,175	$—
Tax fees(3)	$107,586	$272,443
All other fees(4)	$5,400	$36,733

(1)
Audit Fees—These are fees for professional services performed by Hein & Associates and Ernst & Young for the audit of the Company's annual financial statements and review of financial statements included in the Company's 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or engagements.

(2)
Audit Related Fees—These are fees for assurance and related services performed by Hein & Associates that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes: employee benefit and compensation plan audits; attestations by Hein & Associates that are not required by statute and consulting on financial accounting/reporting standards.

(3)
Tax Fees—These are fees for professional services performed by Hein & Associates and Ernst & Young with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Company and its consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from "Audit-Related" items.

(4)
All Other Fees—These are fees for other permissible work performed by Hein & Associates and Ernst & Young that does not meet the above category descriptions. In 2003 the fees related to work performed by Ernst & Young regarding the change in the Company's independent auditor. In 2002 the fees related to insolvency work regarding the Company's German subsidiary, research on the re-pricing of stock options and on-line accounting and tax research subscription.

Pre-Approval Policy

        The audit committee's pre-approval guidelines with respect to pre-approval of audit and non-audit services are summarized below.

  General

        The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the chairman of the Audit Committee. Any proposed services exceeding pre-approved cost levels requires specific pre-approval by the Audit Committee.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may delegate its responsibilities to pre-approve services performed by the independent auditor to management.

  Audit Services

        The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters. In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide.

  Audit-related Services

        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor.

  Tax Services

        The Audit Committee believes that the independent auditor can provide tax services to the Company, such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

  All Other Services

        The Audit Committee may grant pre-approval to those permissible non-audit services classified as "all other services" that it believes are routine and recurring services, and would not impair the independence of the auditor.

  Pre-Approval Fee Levels

        Pre-approval fee levels for all services to be provided by the independent auditor are established periodically by the Audit Committee. Any proposed services exceeding these levels require specific pre-approval by the audit committee.

STOCKHOLDER PROPOSALS

        In order for stockholder proposals to receive consideration for inclusion in the Company's Proxy Statement for its Annual Meeting of Stockholders to take place in 2005, such proposals must be written, must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission, and must be received at the Company's offices at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas, 75039-3714, Attention: Secretary, by April 1, 2005.

        The Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations of individuals for election to the Board of Directors. In general, notice of a stockholder proposal or a director nomination for an annual meeting must be received by the Company not less than thirty (30) but not more than sixty (60) days before the date of the meeting and must contain specified information and conform to certain requirements, as set forth in the Bylaws.

        The Company expects to hold its 2005 Annual Meeting on or about May 25, 2005. If you wish to submit a proposal at the Annual Meeting, other than through inclusion in the proxy statement, you must notify the Company between March 25 and April 25, 2005. If you do not notify the Company of your proposal by that date, the Company will exercise its discretionary voting power on that proposal.

        In addition, if you submit a proposal outside of Rule 14a-8 of the Securities and Exchange Act for the 2005 Annual Meeting, and the proposal fails to comply with the advance notice procedure prescribed by the Bylaws, then the Company's proxy or proxies may confer discretionary authority on the persons being appointed as proxies on behalf of management to vote on the proposal.

SOLICITATION OF PROXIES

        The Company will pay the expenses of this proxy solicitation. In addition to the solicitation by mail, some of the officers and regular employees of the Company may solicit proxies personally or by telephone, if deemed necessary. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares, which are held of record by the brokers and fiduciaries, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company may elect to hire a proxy solicitor to solicit proxies for the Annual Meeting. The Company estimates the fees and expenses of a proxy solicitor, if any is retained, to be approximately $5,000.

OTHER MATTERS

        The Annual Report on Form 10-K for the fiscal year ended December 31, 2003, which includes financial statements, is enclosed with this Proxy Statement. The Annual Report does not form a part of this Proxy Statement or the materials for the solicitation of proxies to be voted at the Annual Meeting.

        A copy of the Company's Annual Report on Form 10-K will be furnished at no charge to each person to whom a proxy statement is delivered upon receipt of a written request of such person addressed to Thomas Group, Inc., 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039-3714, telephone (972) 869-3400. The Company will also furnish such Annual Report on Form 10-K to any "beneficial owner" of such securities at no charge upon receipt of a written request, addressed to the Company, containing a good faith representation that, at the record date, such person was a beneficial owner of securities of the Company entitled to vote at the Annual Meeting. Copies of any exhibit to the Form 10-K will be furnished upon the payment of a reasonable fee.

        The Board is not aware of any matter, other than the matters described above, to be presented for action at the Annual Meeting. However, if any other proper items of business should come before the Annual Meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

        Information contained in the Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

        Please mark, sign, date and return the proxy card at your earliest convenience in the enclosed return envelope. No postage is required if the proxy card is mailed in the United States. A prompt return of your proxy card will be appreciated, as it will save the expense of further mailings.

                      By Order of the Board of Directors,

                      JAMES T. TAYLOR
                       President and Chief Executive Officer

Irving, Texas
May 5, 2004

Appendix A

Thomas Group, Inc.
Amended and Restated Audit Committee Charter

Organization

The Audit Committee of the Board of Directors shall have at least three directors, all of whom are independent of management. Independence shall be determined pursuant to the standards set by the Securities and Exchange Commission (the "Commission") and the requirements of NASDAQ.

  Independence

Directors who are officers or employees of the Company or of its subsidiaries, or who have a relationship, which, in the opinion of the Company's Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director will not be considered independent. No member of the Audit Committee may receive compensation of any kind (including consulting and advisory fees) from the Company, other than for services rendered as a member of the Board and as a member of committees of the Board.

In addition, Directors falling within any of the categories listed below will not be considered independent:

•
A Director who is, or during the past three years was, employed by the Company or by any parent or subsidiary of the Company.

•
A Director who accepts or accepted (or whose family member accepts or accepted) any payment from the Company (or any parent or subsidiary of the Company) in excess of $60,000 during the current or any of the past three fiscal years, other than compensation specifically excluded under NASDAQ Rule 4200(a)(15)(B).

•
A Director who is, or has a family member who is, a partner, controlling shareholder or executive officer of any organization to which or from which the Company made or received payments for property or services that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000 (whichever is more) in any of the most recent three fiscal years, other than payments arising solely from investments in the Company's securities or payments under non-discretionary charitable contribution matching programs.

•
A Director who is or has a family member of an individual who is or has been employed by the Company (or any parent or subsidiary of the Company) as an executive officer during any of the past three years.

•
A Director who is or has a family member who is an executive officer of another entity where at any time during the most recent three fiscal years any of the Company's executive officers serve on the compensation committee of that entity.

•
A Director who is or has a family member who is a current partner of the Company's outside auditor or was a partner or employee of the Company's outside auditor who worked on the audit engagement during any of the past three fiscal years.

  Financial Expertise

All members of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

In addition, at least one member of the Audit Committee must be "financially sophisticated" pursuant to NASDAQ rules and be a "financial expert," as such term is defined by the Commission. Qualifications for such financial expert would include, among other things, whether a member has:

•
an understanding of generally accepted accounting principles and financial statements;

•
experience applying generally accepted accounting principles in connection with accounting for estimates, accruals and reserves that are generally comparable to those used in the Company's financial statements;

•
experience preparing or auditing financial statements that present accounting issues that are generally comparable to those raised by the Company's financial statements;

•
experience with internal controls and procedures for financial reporting;

•
an understanding of audit committee functions;

•
past employment experience in finance or accounting; and

•
professional certification in accounting.

The Board shall make all determinations as to whether a Director is a "financial expert," as defined by rules of the Commission.

The members of the Audit Committee are to be elected by the Board, which shall make all decisions with respect to whether an Audit Committee member is "independent" and/or a "financial expert" and shall serve until their successors are duly elected and qualified. Unless the Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership, which Chair shall be a financial expert.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In doing so, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors and the financial management of the Company.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

•
Meet at least quarterly. Each member of the Committee shall have one vote. A quorum of the Committee shall consist of not less than two (2) members. The Committee shall be authorized to take any permitted action only by the affirmative vote of a majority of the Committee members present at any meeting at which a quorum of its members are present or by the unanimous written consent of all of the Committee members.

•
Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate, but at least annually.

•
Review and select the independent auditors, considering independence and effectiveness, and pre-approve the fees and other compensation to be paid to the independent auditors to audit the financial statements of the Company and its divisions and subsidiaries.

•
Have a clear understanding with the independent auditors that they are ultimately accountable to the Audit Committee, as the shareholders' representatives, who has the ultimate authority in deciding to engage, evaluate, determine the compensation of, and if appropriate, terminate their services.

•
Meet at least annually with the independent auditors and financial management of the Company to review: the scope of the proposed audit, the timing of quarterly reviews for the current year, the procedures to be utilized, and at the conclusions of each audit and quarterly review, discuss the results, including any comments or recommendations by the independent auditors.

•
Receive from the independent auditor as part of each Audit Committee meeting a summary of findings from completed special projects and receive a progress report on the active special projects with explanations for any deviations from the original plan.

•
Periodically review with the independent auditors and with the Company's financial and accounting personnel, the adequacy and effectiveness of the Company's accounting and financial controls, and elicit any recommendations for the improvement of such internal controls or of particular areas where new or more detailed controls or procedures are desirable. Emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or improper.

•
Review reports received by the Company from regulators together with any other legal and regulatory matters that may have a material effect on the financial statements or on related Company compliance policies.

•
Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

•
Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (and/or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.

•
Before filing the 10-K, review the financial statements contained in the 10-K with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

•
Review and pre-approve any and all audit and non-audit related services provided to the Company by the independent auditors and their affiliates.

•
Recommend to the Board any appropriate action to ensure the independence of the independent auditors.

•
Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and the cooperation that the independent auditors received during the course of their audit and reviews.

•
Review at least annually with management the Company's accounting and financial human resources and succession planning.

•
Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

•
On an annual basis, obtain from the independent auditors a written communication delineating their relationships and professional services as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take appropriate action to ensure the continuing independence of the auditors.

•
Submit the minutes of all meetings of the Audit Committee to the Board of Directors.

•
Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and other advisors for this purpose if, in its judgment, that is appropriate.

•
Establish, review and update periodically a code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and ensure that management has established a system to enforce the code of ethics.

•
Establish procedures for the receipt, collection, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting and auditing matters.

PROXY

THOMAS GROUP, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints J. Mark Ariail and David English, and each of them with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Thomas Group, Inc. (the "Company") to be held on Wednesday, June 23, 2004, at the principal executive offices of the Company, located at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas at 9:00 A.M., Central time, and any and all adjournments or postponements thereof, including (without limiting the generality of the foregoing) to vote and act as follows:

        YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE.

(Change of Address)

(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

Please complete, date, sign and mail this Proxy promptly
in the enclosed envelope.
No postage is required for mailing in the United States.

-SEE REVERSE SIDE-

THOMAS GROUP, INC.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

1.
Proposal to elect six Directors, Nominees:

01 JOHN T. CHAIN, JR., 02 RICHARD A. FREYTAG, 03 CHARLES M. HARPER, 04 DAVID B. MATHIS, 05 JAMES T. TAYLOR, 06 JIMMY C. HOULDITCH	FOR ALL ☐	WITHHELD FOR ALL ☐	WITHHELD FOR ALL EXCEPT ☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy will be voted at the Annual Meeting or any adjournment or postponement thereof as specified.	Nominee(s) Excepted
This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.	Change of Address ☐

SIGNATURE(S)                                                                                   DATE

SIGNATURE(S)                                                                                   DATE

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

QuickLinks

PROPOSAL NUMBER 1 ELECTION OF DIRECTORS
EXECUTIVE OFFICERS AND DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
OPTION/SAR GRANTS IN LAST FISCAL YEAR
REPORT OF THE AUDIT COMMITTEE
COMPARISON OF TOTAL STOCKHOLDER RETURNS
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG THOMAS GROUP, INC.,
THE NASDAQ STOCK MARKET (US) INDEX AND PEER GROUP INDEX
CERTAIN TRANSACTIONS
SECTION 16(a) REPORTING
INDEPENDENT AUDITORS
AUDIT FEES
STOCKHOLDER PROPOSALS
SOLICITATION OF PROXIES
OTHER MATTERS
Thomas Group, Inc. Amended and Restated Audit Committee Charter